UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2017
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UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10 Farm Springs Road
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code
(860) 728-7000
N/A
(Former name or former address, if changed since last report)
____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 5 - Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders.
United Technologies Corporation (“UTC” or "Company") held its 2017 Annual Meeting of Shareowners on April 24, 2017. As of February 28, 2017, the record date for the meeting, 801,686,761 shares of UTC common stock were issued and outstanding. A quorum of 716,733,781 shares of common stock was present or represented at the meeting.
The shareowners voted on the following matters and cast their votes as described below.

1)
Election of Directors. The following individuals were elected to serve as directors for a term expiring at the 2018 Annual Meeting of Shareowners or upon the election and qualification of their successors, and the voting results for each of the nominees were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Lloyd J. Austin III	619,277,312	3,781,210	889,907	92,785,352
Diane M. Bryant	620,674,531	2,439,614	834,284	92,785,352
John V. Faraci	611,975,825	11,064,429	908,175	92,785,352
Jean-Pierre Garnier	602,290,923	20,767,871	889,635	92,785,352
Gregory J. Hayes	596,759,375	24,042,489	3,146,565	92,785,352
Edward A. Kangas	611,536,552	11,453,300	958,577	92,785,352
Ellen J. Kullman	613,629,338	8,768,238	1,550,853	92,785,352
Marshall O. Larsen	483,474,731	139,525,657	948,041	92,785,352
Harold McGraw III	611,764,615	11,282,309	901,505	92,785,352
Fredric G. Reynolds	614,838,250	8,162,393	947,786	92,785,352
Brian C. Rogers	621,314,336	1,705,518	928,575	92,785,352
Christine Todd Whitman	612,319,344	10,851,326	777,759	92,785,352

2)
A proposal of the Audit Committee and the Board of Directors to re-appoint PricewaterhouseCoopers LLP, a firm of Independent Registered Public Accountants, to serve as Independent Auditor for 2017 and until the next Annual Meeting in 2018. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstentions
695,885,019	19,798,459	1,050,303

3)
A proposal that shareowners approve, on an advisory basis, the compensation of UTC’s Named Executive Officers, as disclosed in UTC’s Proxy Statement dated March 10, 2017. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
599,834,218	21,225,559	2,888,652	92,785,352

4)
A proposal that shareowners approve, on an advisory basis, the frequency of shareowner votes on UTC's Named Executive Officers compensation, as disclosed in UTC’s Proxy Statement dated March 10, 2017. The proposal for an annual shareowner advisory vote was approved and the results of the voting were as follows:

Votes For 1 Year	Votes for 2 Years	Votes for 3 Years	Abstentions	Broker Non-Votes
569,483,817	2,234,070	50,673,211	1,557,331	92,785,352
After considering the preference of shareowners for a frequency of once each year and other factors, UTC's Board determined, at a meeting held on April 24, 2017, that the Company will hold an advisory vote on the compensation of its Named Executive Officers on an annual basis, until the next required advisory vote on the frequency of such advisory vote.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: April 24, 2017	By:	/S/ PETER J. GRABER-LIPPERMAN
Peter J. Graber-Lipperman
Corporate Vice President, Secretary and Associate General Counsel